Exhibit 99.3

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of the date of the signature of the Company set forth on the signature pages hereto, by and among VISTULA COMMUNICATIONS SERVICES, INC., a Delaware corporation, with its principal offices at 405 Park Avenue, Suite 801, New York, New York 10022 (the “Company”), and each person identified as a Holder on the signature pages hereto. All terms used herein but not defined herein shall have the meaning given to them in the Purchase Agreement by and among the Company and the Holders dated as of the date hereof (the “Purchase Agreement”).

SECTION 1

DEFINITIONS

For purposes of this Agreement the following terms shall be defined as follows:

The term the “Exchange Act” means the Securities Exchange Act of 1934, as amended.

The term “Holder” means initially an Investor or initial recipient of Agents’ Warrants Shares (as defined in the Placement Agency Agreement of even date herewith among the Company and CRT Capital Group LLC), and thereafter any person who at a given time is the holder of record of any Registrable Securities, so long as such transfers or assignments were made in compliance with Section 6.2 hereof.

The terms “register,” “registered” and “registration” refer to a registration effected by preparing and filing a Registration Statement or statements or similar documents in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis (“Rule 415”), and the declaration or ordering of effectiveness of such Registration Statement or document by the SEC.

The term “Registrable Securities” means (i) the Shares, the Warrant Shares, the Agents’ Warrant Shares (as such term is defined in the Placement Agency Agreement) and all securities paid or distributed on account of any such shares by way of stock dividend, stock split or distribution or in exchange for or in replacement of any such shares,  and (ii) any Common Stock issued pursuant to the provisions of Section 2.1(b); provided however that (i) securities shall only be treated as Registrable Securities if and only so long as they (A) have not been disposed of pursuant to a registration statement declared effective by the SEC or (B) have not been sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act so that all transfer restrictions and restrictive legends with respect thereto are removed upon or prior to the consummation of such sale and (ii) shares of Common Stock which are Registrable Securities shall cease to be Registrable Securities upon the eligibility of such Registrable Shares for sale pursuant to Rule 144(k) promulgated under the Securities Act.

The term “Registration Statement” means any registration statement, including a Shelf Registration Statement, or comparable document of the Company under the Securities Act that registers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement and all amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated or deemed to be incorporated by reference in such Registration Statement.

The term the “Securities Act” means the Securities Act of 1933, as amended.

SECTION 2

REGISTRATION RIGHTS

2.1           Registration.

(a)           The Company shall prepare and file with the SEC a Registration Statement on a form that shall (A) be available for the public sale of all Registrable Securities by the selling Holders thereof and (B) comply as to form with the requirements of the applicable form on which such Registration Statement is filed and include or incorporate by reference all financial statements required by the SEC to be filed therewith (“Shelf Registration Statement”) with the SEC within forty-five (45) days of the Closing Date to provide for the offer and sale of the Registrable Securities and shall cause the Shelf Registration Statement to become effective under the Act no later than the earlier of (i) 4:00 P.M. Eastern Time on the ninetieth (90th) day (or in the case of a full review, 4:00 P.M. Eastern Time on the one hundred twentieth (120th) day) after the Closing Date and (ii) 4:00 P.M. Eastern Time on the the sixth (6th) business day following the date on which the Company is notified by the SEC that such Shelf Registration Statement will not be reviewed or is no longer subject to further review and comments (“Effective Date”) and to remain effective for forty-five (45) days thereafter or such earlier date that the Registrable Shares have all been sold pursuant thereto. The Company shall file a prospectus (whether required or not by the rules of the SEC) by 9:00 A.M. Eastern Time on the day following the Effective Date.

(b)           In the event (i) the Shelf Registration Statement is not filed within 45 days of the Closing Date, (ii) the Shelf Registration Statement is not declared effective by the Effective Date, or (iii) after the Shelf Registration Statement is declared effective by the SEC, the use of the Shelf Registration Statement or related prospectus is suspended by the Company or the Shelf Registration Statement ceases to remain continuously effective as to all Registrable Securities (each of (i), (ii) and (ii) constituting a “Registration Default”), the Company shall promptly, but no later than ten (10) business days from the date of the Registration Default, pay to each Holder an amount in cash equal to 1% of the Holder’s aggregate deemed purchase price of the Registrable Shares (the “Default Amount”). In addition, for each full thirty (30) day period (each such period consisting of thirty consecutive days) that a Registration Default is continuing (each a “Default Period”), the Company shall be obligated to pay to each Holder (or any assignee thereof) the Default Amount; provided, however, that the Company may suspend sales pursuant to the Shelf Registration Statement without penalty for up to 30 days no more than twice in any twelve month period in accordance with Section 4 hereof. The payment of the Default Amount shall be made no later than ten (10) business days from the last day of such Default Period prior to curing of the Registration Default. The Default Amount shall be pro rated to correspond to the number of days of the Default Period prior to curing the Registration Default. The payment obligations of the Company under this Section 2.1(b) shall be cumulative; provided that in no event shall the total Default Amount exceed more than ten percent (10%) of the purchase price of the Registrable Shares.

(c)           Any and all obligations of the Company to fund any Default Amount shall be contingent upon the Holder delivering appropriate documentation to the Company, as determined by the Company in its reasonable discretion, in order to satisfy applicable Federal and state securities laws.

2.2           Piggyback Registration.

(a)           From and after the Closing Date and until such time as all of the Registrable Securities are freely saleable under Rule 144(k) without volume limitations, if the Company shall determine to proceed with the preparation and filing of a Registration Statement in connection with the proposed offer and sale of any of its securities by it or any of its security holders (other than a registration statement on Form S-4, S-8, any successor form thereto or other limited purpose form), whether or not for its own account, the Company will give written notice of its determination to all record Holders of the Registrable Securities at least thirty (30) days prior to filing  Upon receipt of a written request from any such Holder within twenty (20) days after receipt of any such notice from the Company, the Company will, except as herein provided, cause all the Registrable Securities owned by such Holders to be included in such Registration Statement in order to permit the sale or other disposition by the prospective seller or sellers of the Registrable Securities to be so registered. If any registration pursuant to this Section 2.2 shall be underwritten in whole or in part, the Company shall cause the Registrable Securities requested for inclusion pursuant to this Section 2.2 to be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters, except to the extent provided in Section 2.2(b) below. In such event the right of any Holder to registration shall be conditioned upon such underwriting and the inclusion of such Holder’s Registrable Securities in such underwriting to the extent provided in Section 2.2(b) below. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement with the underwriters’ representative for such offering; provided that such holders shall have no right to participate in the selection of the underwriters for an offering pursuant to this Section 2.2(a). The obligation of the Company under this Section 2.2 shall be unlimited as to the number of Registration Statements to which it applies. Notwithstanding the foregoing, to the extent that all Registrable Securities are registered on an effective Registration Statement on Form S-3, the Company shall not be required to provide notice to Holders of the preparation and filing of a registration statement in connection with the proposed nonunderwritten offer and sale of any of its securities and the Holders shall not be entitled to include any Registrable Securities on such registration statement.

(b)           In connection with an underwritten public offering for the account of the Company, if, in the opinion of the underwriters’ representative market factors (including, without limitation, the aggregate number of shares of Common Stock requested to be registered, the general condition of the market, and the status of the persons proposing to sell securities pursuant to the registration) require a limitation of the number of shares to be underwritten, the underwriters’ representative may exclude some or all Registrable Securities from such registration and underwriting and the Company shall be obligated to include in such Registration Statement only such limited portion of the Registrable Securities with respect to which the Holders have requested inclusion hereunder as the underwriters shall permit. Any exclusion of Registrable Securities shall be made pro rata among the Holders seeking to include Registrable Securities, in proportion to the number of Registrable Securities sought to be included by such holder; provided, however, that the Company shall not exclude any Registrable Securities unless the Company has first excluded all outstanding securities, the holders of which are not contractually entitled to inclusion of such securities in such Registration Statement or are not contractually entitled to pro rata inclusion with the Registrable Securities; and provided, further, however, that, after giving effect to the immediately preceding proviso, any exclusion of Registrable Securities shall be made pro rata with holders of other securities having the right to include such securities in the Registration Statement. No Registrable Securities excluded from the underwriting by reason of this Section 2.2(b) shall be included in such Registration Statement.

2.3           Limitations on Subsequent Registration Rights. From and after the date of this Agreement and until sixty (60) days following the Effective Date, the Company shall not, without the prior written consent of the Holders of a majority of the Registrable Securities then outstanding, enter into any agreement with any holder or prospective holder of any securities of the Company that provides such holder or prospective holder with registration rights superior to or that conflict with the registration rights provided to the Holders pursuant to this Section 2.

SECTION 3

REGISTRATION PROCEDURES AND EXPENSES

3.1           Registration Procedures. If and whenever the Company is required by the provisions of Sections 2.1 or 2.2 to effect the registration of Registrable Securities under the Securities Act, the Company will:

(a)           use its best efforts to cause such a Registration Statement to become and remain effective for a period of two (2) years from the Effective Date; provided, however, that any Registration Statement filed pursuant to Section 2.2 may be kept effective for such lesser period of time until which all Registrable Securities included thereunder are freely saleable (without restriction, except with regard to Registrable Securities held by persons deemed to be “affiliates” of the Company) or have been disposed of pursuant to a registration statement or all transfer restrictions or legends have otherwise been removed;

(b)           prepare and file with the SEC such amendments to such Registration Statement and supplements to the prospectus contained therein as may be necessary to keep such Registration Statement effective for the period of time described in paragraph (a) above;

(c)           furnish to the Holders participating in such registration such reasonable number of copies of such Registration Statement, preliminary prospectus, final prospectus and such other documents as such underwriters or selling shareholders may reasonably request in order to facilitate the public offering of such securities;

(d)           register or qualify the securities covered by the Registration Statement under such state securities or blue sky laws of such jurisdictions as such participating Holders may reasonably request in writing within twenty (20) days following the original filing of such Registration Statement, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

(e)           in the event that a registration involves an underwritten offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter or such offering;

(f)            notify the Holders participating in such registration, promptly, and in no event later than two (2) business days after, the Registration Statement has become effective or a supplement to any prospectus forming a part of the Registration Statement has been filed;

(g)           notify such Holders promptly of any request by the SEC for the amending or supplementing the Registration Statement or prospectus or for additional information;

(h)           notify such Holders promptly of the Company’s reasonable determination that a post-effective amendment to a Registration Statement or prospectus would be appropriate;

(i)            prepare and file with the SEC, promptly upon the request of any such Holders, any amendments or supplements to the Registration Statement or prospectus which, in the opinion of counsel for such Holders (and concurred in by counsel for the Company), is required under the Securities Act or the rules and regulations thereunder in connection with the distribution of the Registrable Securities;

(j)            prepare and promptly file with the SEC and promptly notify such Holders of the filing of such amendment or supplement to the Registration Statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading;

(k)           advise such Holders, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of the Registration Statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

(l)            [Reserved];

(m)          [Reserved];

(n)           to the extent the Registration Statement is not filed on Form S-3, convert such Registration Statement to Form S-3 as soon as reasonably practicable following the Company becoming eligible to register securities on Form S-3;

(o)           if the Common Stock is then listed on a national securities exchange, cause the Registrable Securities to be listed on such exchange, or if reported on Nasdaq, to be reported on Nasdaq;

(p)           provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement in which Registrable Securities are included; and

(q)           comply with all applicable rules and regulations of the SEC in all material respects.

3.2           Expenses. With respect to all actions taken to comply with Section 2 hereof,  the associated fees, costs and expenses of registration are to be borne by the Company including, all registration, filing, and NASD fees; printing expenses, fees and disbursements of counsel and accountants for the Company; all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered and qualified and fees and expenses of any other person retained by the Company. Fees and disbursements of counsel and accountants for the selling security Holders  and the underwriter, if any, shall be borne by the selling security Holders and underwriters, respectively, and security Holders participating in such registration shall bear their pro rata share of the underwriting discounts and commissions and transfer taxes. If NASD Rule 2710 or any similar rule requires any broker-dealer to make a filing prior to executing a sale of Registrable Securities, the Company shall make an Issuer Filing with the NASD Corporate Financing Department pursuant to NASD Rule 2710 and respond within five (5) business days to any comments received from the NASD in connection therewith.

SECTION 4

CERTAIN OBLIGATIONS OF HOLDERS

(a)           Each Holder agrees that, upon receipt of any notice from the Company of the happening of (i) any event of the kind described in 3.1(g), 3.1(h), 3.1(i), 3.1(j) or 3.1(k) hereof, or (ii) a determination by the Company’s Board of Directors in its reasonable judgment after consultation with legal counsel that it is advisable to suspend use of the prospectus for a discrete period of time due to pending corporate developments such as negotiation of a material transaction which the Company, in its sole discretion after consultation with legal counsel, determines it would be obligated to disclose in the Shelf Registration Statement, which disclosure the Company believes would be premature or otherwise inadvisable at such time or would have a material adverse effect on the Company and its stockholders, such Holder will forthwith discontinue disposition of such Registrable Securities covered by the Shelf Registration Statement or prospectus until such Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 3.1 hereof, or until such Holder is advised in writing by the Company that the use of the applicable prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such prospectus. The period of time in which the use of a prospectus or Shelf Registration Statement is so suspended shall be referred to as a “Black-Out Period.”  The Company agrees to so advise such Holder promptly of the commencement and termination of any such Black-Out Period, and the Holder agrees to keep the fact of such Black-Out Period confidential. The Company shall not impose a Black-Out Period under this Section 4 for more than thirty (30) consecutive days and not more than twice in any given twelve (12) month period; provided, that at least ninety (90) days must pass between Black-Out Periods. Notwithstanding the foregoing, the Company may suspend the effectiveness of any Shelf Registration Statement if the SEC rules and regulations prohibit the Company from maintaining the effectiveness of a Shelf Registration because its financial statements are stale at a time when its fiscal year has ended or it has made an acquisition reportable under Item 2 of Form 8-K or any other similar situation until the earliest time in which the SEC would allow the Company to re-effect a Shelf Registration Statement (provided that the Company shall use its reasonable best efforts to cure any such situation as soon as possible so that the Shelf Registration Statement can be made effective at the earliest possible time). The Company shall not effect a Black-Out Period and the Holders shall not be subject to a Black Out Period hereunder unless the Company also institutes such Black-Out Period against sales under any Registration Statements on Form S-8 or any other registration statement that the Company has on file with the SEC at such time. Notwithstanding the foregoing, the Company undertakes and covenants that until the first to occur of (i) the end of sixty (60) days following the Effective Date, or (ii) the date that all the Shares and Warrant Shares have been resold pursuant to a Registration Statement or Rule 144, the Company will not take any action, including, without limitation, entering into any acquisition, share exchange or sale or other transaction that could have the effect of delaying the effectiveness of any pending Registration Statement, requiring a post-effective amendment to be filed or causing a post-effective amendment to a Registration Statement to not be declared effective or for a Holder not to be able to effect sales for a period of fifteen (15) or more days.

(b)           In connection with the registration of the Registrable Securities, each of the Holders shall have the following obligations:

(i)            It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with respect to each Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended methods of disposition of such securities as shall be reasonably required to effect the registration of the Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. Each Holder will furnish to the Company, at the Closing, a completed Selling Stockholder Questionnaire in the form set forth as Exhibit B to the Purchase Agreement. Each Holder agrees to promptly update such questionnaire in order to make the information previously furnished to the Company by such Holder not materially misleading. If within seven (7) days of the filing date the Company has not received the Selling Stockholder Questionnaire from a Holder (a “Non-Responsive Holder”), then the Company may file the Registration Statement without including Registrable Securities of such Non-Responsive Holder.

(ii)           Each Holder participating in an underwritten offering agrees to cooperate with the Company in connection with the preparation and filing of any Registration Statement hereunder, unless each Holder has notified the Company in writing of its election to exclude all of its Registrable Securities from the Registration Statement.
(iii)          In the event Holders holding a majority in interest of the Registrable Securities being sold pursuant to the Shelf Registration Statement select underwriters for the offering, each Holder agrees to enter into and perform its obligations under an underwriting agreement,  in usual and customary form, including, without limitation, customary indemnification and contribution obligations and market stand-off obligations, with the managing underwriter of such offering and to take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities being sold, unless such Holder has notified the Company in writing of its election to exclude all of his Registrable Securities from the Registration Statement.

SECTION 5

INDEMNIFICATION

5.1           Indemnification by the Company. To the extent permitted by law, the Company will indemnify and hold harmless each holder of Registrable Securities which are included in a Registration Statement pursuant to the provisions of Sections 2.1 and 2.2 hereof, such Holder’s directors and officers, and any underwriter (as defined in the Securities Act) for such holder and each person, if any, who controls such holder or such underwriter within the meaning of the Securities Act, from and against, and will reimburse such holder and each such underwriter and controlling person with respect to, any and all loss, damage, liability, cost and expense to which such holder or any such underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in a Registration Statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, damage, liability, cost or expenses arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with written information furnished by such holder, such underwriter or such controlling person specifically for use in the preparation thereof or (ii) the Holder’s willful misconduct or gross negligence as finally judicially determined by a court of competent jurisdiction.

5.2           Indemnification by the Holders. Each holder of Registrable Securities included in a registration pursuant to the provisions of Sections 2.1 and 2.2 hereof will indemnify and hold harmless the Company, its directors and officers, any controlling person and any underwriter from and against, and will reimburse the Company, its directors and officers, any controlling person and any underwriter with respect to, any and all loss, damage, liability, cost or expense to which the Company or any controlling person and/or any underwriter may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in strict conformity with written information furnished by or on behalf of such

Holder specifically for use in the preparation thereof and provided further, that the maximum amount that may be recovered from any holder shall be limited to the net amount of proceeds received by such Holder from the sale of the Registrable Securities.

5.3           Indemnification Procedure. Promptly after receipt by an indemnified party under this Section 5 of a notice of the commencement of any action (including any governmental action) such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party hereunder, deliver to the indemnifying party a written notice of the commencement thereof. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Section 5 only to the extent prejudicial to its ability to defend such action, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to an indemnified party otherwise than under this Agreement. The indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if in the reasonable determination of counsel for the indemnifying party, representation of such indemnified party by the counsel obtained by the indemnifying party would be inappropriate due to actual or potential conflicting interests between such indemnified party and any other party represented by such counsel in such proceeding. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of paragraph 5.1 or 5.2 above for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless (i) the indemnified party shall have employed counsel in accordance with the provisions of the preceding sentence, (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the notice of the commencement of the action or (iii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party. An indemnifying party shall not be required to indemnify any indemnified party against costs, expenses, losses, claims, damages or liabilities arising from or based upon settlement of any action or proceeding effected without the indemnifying party’s prior written consent which will not be unreasonably withheld.

SECTION 6

ADDITIONAL RIGHTS AND OBLIGATIONS

6.1           Contribution. To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 5 hereof to the extent permitted by law, provided that (i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification pursuant to the provisions of Section 5 hereof, (ii) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation, and (iii) in all cases, contribution by any seller of Registrable Securities shall be limited to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

6.2           Assignable Rights. The rights with respect to the Registrable Securities under this
Agreement shall, in addition to being for the benefit of the parties hereto, be for the benefit of and enforceable by a transferee of the Registrable Securities. The obligations of the Company contained in this Agreement shall be binding upon any successor to or assignee of  the Company and continue to be in effect with respect to any securities issued by any successor to or assignee of the Company in substitution or exchange for any Registrable Securities.

6.3           Reports Under Exchange Act. With a view to making available to the Holders of Registrable Securities the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit the Holders of the Registrable Securities to sell any of the Registrable Securities to the public without registration, the Company agrees to apply its best efforts to:

(a)           make and keep public information available, as those terms are understood and defined in Rule 144, at all times;

(b)           file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act;

(c)           furnish to each holder of Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (iii) such other information as may be reasonably requested in availing the Holders of any Registrable Securities of any rule or regulation of the SEC which permits the selling of any such securities without registration; and

(d)           direct its counsel to issue an appropriate legal opinion instructing the Company’s transfer agent to remove the legend with respect to such Registrable Securities, subject to Investor providing any documentation reasonably requested by the Company or its counsel for review in connection with such request.

SECTION 7

MISCELLANEOUS PROVISIONS

7.1           Waivers and Amendments. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended or waived except pursuant to a written instrument executed by the Company and each affected Holder. The failure of any party to exercise any right or remedy under this Agreement or otherwise, or the delay by any party in exercising such right or remedy, shall not operate as a waiver thereof.

7.2           Notices. Any notice, demand or other communication which any party hereto may be required, or may elect, to give to anyone interested hereunder shall be sufficiently given if delivered via fax, personally or by nationally recognized overnight courier service or sent by registered or certified mail, return receipt requested, addressed to such address as may be given herein; provided, however, that notices with respect to Sections 3.1(f), 3.1(g) and 3.1(h) hereof may be delivered via email; and, except as otherwise noted herein, must be addressed as follows:

if to the Company, to:

Vistula Communications Services, Inc.
405 Park Avenue
Suite 801
New York, New York 10022
Attn:  Rupert Galliers-Pratt
Facsimile: (212) 832-7563

with a copy to:

Foley Hoag LLP
155 Seaport Blvd.
Boston, MA 02210
Attn: Paul Bork, Esq.
Facsimile: (617) 832-7000

if to any Holder, to the address shown on such Holder’s signature page hereto, marked for attention as there indicated,

or to such other address as the party to whom notice is to be given may have furnished to the other parties in writing in accordance with the provisions of this Section 7.2. Any such notice or communication will be deemed to have been received: (A) in the case of facsimile, email or personal delivery, on the date of such delivery; or (B) in the case of nationally-recognized overnight courier, on the next business day after the date sent.

7.3           Descriptive Headings and References. The descriptive headings herein have been inserted for convenience only and are not deemed to limit or otherwise affect the construction of any provisions hereof.

7.4           Applicable Law; Jurisdiction. This Agreement shall be governed by and construed under the internal laws of the State of New York without regard to conflict of law rules. The parties hereby submit to the exclusive jurisdiction of the courts of the State of New York located in New York County and the Federal courts located in the Southern District of New York, with respect to any action or legal proceeding commenced by either party with respect to this Agreement or the Registrable Securities. Each party irrevocably waives any objection it now has or hereafter may have respecting the venue of any such action or proceeding or the inconvenience of such forum, and each party consents to the service of process in any such action or proceeding in the manner set forth for the delivery of notices herein.

7.5           Waiver of Jury Trial. The parties hereby waive their rights to a trial by jury in any action or proceeding involving any matter arising out of or relating to this Agreement or to the Registrable Securities.

7.6           Counterparts. This Agreement may by executed through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on all the parties, notwithstanding that all parties are not signatories to the same counterpart. Any signature delivered by facsimile transmission shall create a valid and binding obligation of the so party executing with the same force and effect as if such facsimile signature page were an original thereof.

7.7           Entire Agreement. This instrument contains the entire agreement of the parties, and there are no representations, covenants or other agreements except as stated or referred to herein.

7.8           Severability. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be deemed prohibited or invalid under such applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, and such prohibition or invalidity shall not invalidate the remainder of such provision or the other provisions of this Agreement.

7.9           Third Party Beneficiaries. Except as expressly provided herein, no provision of this Agreement is intended to confer any rights, benefits or remedies upon any person other than the parties hereto and their respective successors and assigns.

7.10         Remedies. The Holders, in addition to being entitled to exercise all rights granted by law, including recovery of damages, shall be entitled to specific performance of their rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by any Holder by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive in any action for specific performance the defense that a remedy at law would be adequate.

7.11         Further Assurances. Each of the parties hereto shall execute and deliver such documents and perform such further acts (including, without limitation, obtaining any consents, exemptions, authorizations or other actions by, or giving any notices to, or making any filings with, any governmental authority or any other Person) as may be reasonably required or desirable to carry out or to perform the provisions of this Agreement.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement on the day and year first set forth above.

VISTULA COMMUNICATIONS SERVICES, INC.

By:
Name:
Title:

HOLDER SIGNATURE PAGES FOLLOW

HOLDER SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

The undersigned Holder hereby executes this counterpart signature page to the Registration Rights Agreement, dated as of May __, 2006 by and among VISTULA COMMUNICATIONS SERVICES, INC. and certain Holders, including the undersigned.

Name of Holder (Please print)

By:
(Signature)

By:
(Second signature, if necessary)

Print Name:

Title:

Address:

Phone:

Fax:

Email: